                                                                    EXHIBIT 10.1

                             SUBSCRIPTION AGREEMENT

                      SERIES G CONVERTIBLE PREFERRED STOCK
                      SERIES H CONVERTIBLE PREFERRED STOCK
                                       and
                       WARRANTS TO PURCHASE COMMON UNITS
                             OF BUYITNOW.COM L.L.C.


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

e4L, INC.

Table of Contents
-----------------
                                                                            Page
                                                                            ----

1.  AGREEMENT TO SUBSCRIBE; PURCHASE PRICE ................................   1
   (a) Subscription .......................................................   1
   (b) Closing ............................................................   2
   (c) Form of Payment ....................................................   2

2. BUYER REPRESENTATIONS, WARRANTIES, ETC .................................   3
   (a) Purchase for Investment ............................................   3
   (b) Accredited Investor ................................................   3
   (c) Reoffers and Resales ...............................................   3
   (d) Company Reliance ...................................................   3
   (e) Information Provided ...............................................   3
   (f) Absence of Approvals ...............................................   4
   (g) Subscription Agreement .............................................   4

3. COMPANY REPRESENTATIONS, WARRANTIES, ETC. ..............................   4
   (a) Organization and Authority .........................................   4
   (b) Capitalization .....................................................   4
   (c) Concerning the Shares, the Common Stock and the BuyItNow Interests .   5
   (d) Transaction Documents ..............................................   6
   (e) Non-contravention ..................................................   6
   (f) Approvals ..........................................................   7
   (g) Information Provided ...............................................   7
   (h) Absence of Certain Changes .........................................   7
   (i) Absence of Certain Proceedings .....................................   8
   (j) Properties .........................................................   8
   (k) Labor Relations ....................................................   9
   (l) SEC Filings ........................................................   9
   (m) Absence of Brokers, Finders, Etc ...................................   9
   (n) No Solicitation ....................................................   9
   (o) Certain Issuances of Securities ....................................  10
   (p) Rights Agreement ...................................................  10

4. CERTAIN COVENANTS AND ACKNOWLEDGMENTS ..................................  10
   (a) Transfer Restrictions ..............................................  10
   (b) Restrictive Legend .................................................  11
   (c) Registration Rights Agreement ......................................  12
   (d) Form D .............................................................  12
   (e) Authorization for Trading; Reporting Status ........................  12
   (f) Use of Proceeds ....................................................  12
   (g) Blue Sky Laws ......................................................  13
   (h) Certain Expenses ...................................................  13
   (i) Certain Issuances of Securities ....................................  13
   (j) Certain Trading Restrictions .......................................  14
   (k) Best Efforts .......................................................  14

5. TRANSFER AGENT AGREEMENT; CONVERSION PROCEDURE .........................  14
   (a) Transfer Agent Agreement ...........................................  14
   (b) Conversion Procedure ...............................................  15

6. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL AND ISSUE ...............  16


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7. CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE .......................  16

8. MISCELLANEOUS ..........................................................  16
   (a) Governing Law ......................................................  16
   (b) Counterparts .......................................................  16
   (c) Headings, etc ......................................................  17
   (d) Severability .......................................................  17
   (e) Amendments .........................................................  17
   (f) Waivers ............................................................  17
   (g) Notices ............................................................  18
   (h) Assignment .........................................................  18
   (i) Survival of Representations and Warranties .........................  18
   (j) Entire Agreement ...................................................  18
   (k) Termination ........................................................  18
   (l) Further Assurances .................................................  19
   (m) Public Statements, Press Releases, Etc .............................  19
   (n) Construction .......................................................  19

SCHEDULES

Schedule 3(a)  Subsidiaries
Schedule 3(b)  Antidilution Adjustments; Registration Rights
Schedule 3(c)     NYSE Listing Matters
Schedule 3(f)     Approvals
Schedule 3(h)     Certain Changes
Schedule 3(j)     Property Matters

ANNEXES

Annex I           Form of Series G Certificate of Designations
Annex II          Form of Series H Certificate of Designations
Annex III         Form of Common Stock Purchase Warrant
Annex IV          Form of BuyItNow Common Unit Purchase Warrant
Annex V           Form of Registration Rights Agreement
Annex VI          Form of Transfer Agent Agreement
Annex VII         Form of Notice of Conversion of Series G Convertible
                     Preferred Stock
Annex VIII        Form of Notice of Conversion of Series H Convertible
                     Preferred Stock
Annex IX          Form of Opinion of Counsel to Be Delivered on Closing Date
Annex X           Form of Opinion of United Kingdom Counsel to be
                     Delivered on Closing Date
Annex XI          Form of Opinion of New Zealand Counsel to be Delivered on
                     Closing Date
Annex XII         Form of Opinion of Australian Counsel to be Delivered on
                     Closing Date
Annex XIII        Form of Opinion of Japanese Counsel to be Delivered on
                     Closing Date


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

                             SUBSCRIPTION AGREEMENT

            THIS SUBSCRIPTION AGREEMENT, dated as of March 21, 2000, by and between e4L, INC., a Delaware corporation (the "Company"), with headquarters located at 15821 Ventura Boulevard, 5th Floor, Los Angeles, California 91436, and ADVANTAGE FUND II LED., a British Virgin Islands corporation (the "Buyer").

                              W I T N E S S E T H:

            WHEREAS, the Buyer wishes to purchase, upon the terms and subject to the conditions of this Agreement, shares of two series of non-voting, convertible preferred stock of the Company which will be convertible into shares of Common Stock, $.01 par value (the "Common Stock"), of the Company and in connection therewith the Company is to issue to the Buyer warrants to purchase shares of Common Stock and warrants to purchase limited liability company common unit interests in an affiliate of the Company as provided in this Agreement; and

            WHEREAS, the Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D ("Regulation D") as promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act");

            NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

            1. AGREEMENT TO SUBSCRIBE; PURCHASE PRICE.

            (a) Subscription. The Buyer hereby agrees to purchase from the Company (1) the number of shares (the "Series G Preferred Shares") of Series G Convertible Preferred Stock, $.01 par value (the "Series G Preferred Stock"), of the Company set forth on the signature page of this Agreement, having the terms and conditions as set forth in the form of the Certificate of Designations of the Series G Convertible Preferred Stock attached hereto as Annex I (the "Series G Certificate of Designations") at the price per share and for the aggregate purchase price set forth on the signature page of this Agreement (the "Series G Purchase Price") and (2) the number of shares (the "Series H Preferred Shares") of Series H Convertible Preferred Stock, $.01 par value (the "Series H Preferred Stock"), of the Company set forth on the signature page of this Agreement, having the terms and conditions as set forth in the form of the Certificate of Designations of the Series H Convertible Preferred Stock attached hereto as Annex II (the "Series H Certificate of Designations") at the price per share and for the aggregate purchase price set forth on the signature page of this Agreement (the "Series H Purchase Price" and, when added to the Series G Purchase Price, the "Total Purchase Price"). In connection with the purchase of the Series G Preferred Shares and the Series H Preferred Shares by the Buyer, the Company shall issue to the Buyer, at the Closing (as defined herein) on the Closing Date (as defined herein), (A) Common Stock Purchase Warrants in the form attached hereto as Annex III (the "Warrants") to purchase a number of shares of Common Stock (subject to adjustment after issuance of the Warrants as provided in the Warrants) equal to the amount obtained by multiplying (i) the quotient obtained by dividing (x) the Total Purchase Price by (y) the average closing price of the Common Stock on the New York Stock Exchange (the "NYSE") for the ten consecutive trading days immediately prior to the Closing Date times (ii)
0.15 and (B) Warrants in the form attached hereto as Annex IV (the "BuyItNow Warrants") to purchase from the Company 150,000 limited liability company common unit interests (the "BuyItNow Interests") in BuyItNow.com L.L.C., a Delaware limited liability company ("BuyItNow").

            The Series G Preferred Stock and the Series H Preferred Stock are referred to herein collectively as the "Preferred Stock." The Series G Preferred Shares and the Series H Preferred Shares are referred to herein collectively as the "Preferred Shares." The shares of Common Stock issuable upon exercise of the Warrants are referred to herein as the "Warrant Shares." The Warrant Shares and the shares of Common Stock issuable upon conversion of the Preferred Shares, in each

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case together with the related Preferred Share Purchase Rights issued or issuable pursuant to the Rights Agreement, dated as of January 3, 1994, between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent (the "Rights Agreement"), (or any similar rights hereafter issued by the Company with respect to the Common Stock), are referred to herein collectively as the "Common Shares." The Common Shares and the Preferred Shares are referred to herein collectively as the "Shares." The Shares, the Warrants and the BuyItNow Warrants are referred to herein collectively as the "Securities." As used in this Agreement, the term "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

            (b) Closing. The issuance and sale of the Preferred Shares and the issuance of the Warrants and the BuyItNow Warrants (the "Closing") shall occur at 12:00 noon, New York City time on the date (the "Closing Date") on which the parties' respective conditions set forth in Sections 6 and 7 have been satisfied or waived, or such other mutually agreed to date and time. The Closing shall occur on the Closing Date at the offices of Siller Wilk LLP, 747 Third Avenue, New York, New York, 10017-2803. At the Closing, upon the terms and subject to the conditions of this Agreement, (1) the Company shall issue and deliver to the Buyer the Preferred Shares, the Warrants and the BuyItNow Warrants against payment by the Buyer to the Company of an amount equal to the Total Purchase Price, and (2) the Buyer shall pay to the Company an amount equal to the Total Purchase Price against delivery by the Company to the Buyer of the Preferred Shares, the Warrants and the BuyItNow Warrants. The certificates for the Preferred Shares, the Warrants and the BuyItNow Warrants shall be registered in the name of the Buyer or its nominee.

            (c) Form of Payment. Payment by the Buyer of the Total Purchase Price to the Company on the Closing Date shall be made by wire transfer of immediately available funds to:

            Chase Manhattan Bank N.A.
            ABA#021000021
            For credit to account No. 066296390
            For credit to the account of Prudential Securities, Inc. For further credit to account No. JQS-956476-G4
            For further credit to account of National Media/e4L
            Reference:  Advantage

            2. BUYER REPRESENTATIONS, WARRANTIES, ETC.

            The Buyer represents and warrants to, and covenants and agrees with, the Company as follows:

            (a) Purchase for Investment. The Buyer is purchasing the Preferred Shares and acquiring the Warrants and the BuyItNow Warrants, will acquire the Common Shares upon conversion of the Preferred Shares or exercise of the Warrants, and will acquire the BuyItNow Interests upon exercise of the BuyItNow Warrants for its own account for investment only and not with a view towards the public sale or distribution thereof;

            (b) Accredited Investor. The Buyer is an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3);

            (c) Reoffers and Resales. All subsequent offers and sales of the Securities by the Buyer shall be made pursuant to registration of the Securities being offered and sold under the 1933 Act or pursuant to an exemption from registration;

            (d) Company Reliance. The Buyer understands that the Preferred Shares are being offered and sold, the Warrants and the BuyItNow Warrants are being issued, and the Common Shares and the BuyItNow Interests are being offered, in each case to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the


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

representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Preferred Shares, the Warrants and the BuyItNow Warrants and to receive an offer of the Common Shares and the BuyItNow Interests;

            (e) Information Provided. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Preferred Shares and the issuance of the Warrants and the BuyItNow Warrants and the offer of the Common Shares and the BuyItNow Interests which have been requested by the Buyer; the Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received satisfactory answers to any such inquiries; without limiting the generality of the foregoing, the Buyer has had the opportunity to obtain and to review the Company's (1) Annual Report on Form 10-K for the fiscal year ended March 31, 1999 (the "1999 10-K"), (2) Quarterly Reports on Form 10-Q for the fiscal quarters ended June 30, 1999, September 30, 1999 and December 31, 1999, (3) Current Reports on Form 8-K filed September 9, 1999 and October 1, 1999, and (4) definitive proxy statement for the Company's Annual Meeting of Stockholders held on January 20, 2000, in each case as filed with the SEC (collectively, the "SEC Reports"); and the Buyer understands that its investment in the Shares involves a high degree of risk;

            (f) Absence of Approvals. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares; and

            (g) Subscription Agreement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

            3. COMPANY REPRESENTATIONS, WARRANTIES, ETC.

            The Company represents and warrants to, and covenants and agrees with, the Buyer that:

            (a) Organization and Authority. The Company and each of its subsidiaries listed on Schedule 3(a) to this Agreement (the "Subsidiaries") is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and (i) the Company and each Subsidiary has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and (ii) the Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement, the Preferred Shares, the Series G Certificate of Designations, the Series H Certificate of Designations, the Warrants, the BuyItNow Warrants, the Registration Rights Agreement, the form of which is attached hereto as Annex V (the "Registration Rights Agreement"), the Transfer Agent Agreement, the form of which is attached hereto as Annex VI (the "Transfer Agent Agreement"), and the other agreements, instruments and documents to be executed and delivered by the Company in connection herewith (collectively, the "Transaction Documents"), and to consummate the transactions contemplated hereby and thereby. The Company and each Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions wherein such qualification is necessary and where failure so to qualify could have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and the Subsidiaries, taken as a whole. The Company has no subsidiaries or equity investment in any person other than the Subsidiaries and BuyItNow.

            (b) Capitalization. The authorized capital stock of the Company consists of (1) 150,000,000 shares of Common Stock of which 41,202,656 are outstanding on March 20, 2000, all of which are fully paid and nonassessable; and (2) 10,000,000 shares of Preferred Stock, $.01 par value, of which (A) 400,000 shares are designated as Series B Convertible Preferred Stock, of which 5,000 shares are issued and outstanding, (B) 20,000 shares are designated as Series D Convertible Preferred Stock, of which 16,863 shares are issued and outstanding, (C) 22,000 shares are designated

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as Series E Convertible Preferred Stock, of which 9,960 shares are issued and outstanding, (D) 20,000 shares are designated as Series F Convertible Preferred Stock, of which 5,000 shares are issued and outstanding, (E) 5,000 shares will be designated as Series G Convertible Preferred Stock and will be issued pursuant to this Agreement and the other subscription agreement for the purchase of shares of Preferred Stock and the acquisition of common stock purchase warrants and warrants to acquire BuyItNow Interests being entered into in connection herewith (the "Other Subscription Agreement") and (F) 5,000 shares will be designated as Series H Preferred Stock and will be issued pursuant to this Agreement and the Other Subscription Agreement; and on the Closing Date there will be (x) no material increase from March 20, 2000 in the number of shares of Common Stock outstanding and (y) no issuances of preferred stock except as issued pursuant to this Agreement and the Other Subscription Agreement. As of March 20, 2000, the Company had outstanding preferred stock, options, warrants and similar rights entitling the holders to purchase an aggregate of 81,691,267 shares of Common Stock. Other than as set forth in the preceding sentence, the Company does not have outstanding any material amount of securities (or obligations to issue any such securities) convertible into, exchangeable for or otherwise entitling the holders thereof to acquire shares of Common Stock, except as disclosed in the SEC Reports. The Company has duly reserved from its authorized and unissued shares of Common Stock the full number of shares required for (a) all options, warrants, convertible securities and other rights to acquire shares of Common Stock which are outstanding and (b) all shares of Common Stock and options and other rights to acquire shares of Common Stock which may be issued or granted under the stock option and similar plans which have been adopted by the Company or any Subsidiary. Each outstanding class or series of securities of the Company or any Subsidiary for which any antidilution or similar adjustment arising by reason of the issuance or conversion of the Preferred Shares or the issuance or exercise of the Warrants or the issuance or conversion of the shares of Preferred Stock and the issuance or exercise of the warrants to be issued pursuant to the Other Subscription Agreement will occur is identified on Schedule 3(b) to this Agreement. The outstanding shares of Common Stock and preferred stock and outstanding options, warrants and other securities convertible into, exchangeable for or otherwise entitling the holder thereof to acquire shares of Common Stock have been duly authorized and validly issued. None of such outstanding shares of Common Stock, preferred stock, options, warrants and other securities has been issued in violation of the preemptive rights of any securityholder of the Company. The offers and sales of the outstanding shares of Common Stock, preferred stock, and such options, warrants and other securities were at all relevant times either registered under the 1933 Act and applicable state securities laws or exempt from such requirements. Except as set forth on Schedule 3(b) to this Agreement, no holder of any of the Company's securities has any rights, "demand," "piggy-back" or otherwise, to have such securities registered by reason of the intention to file, filing or effectiveness of the Registration Statement (as defined in the Registration Rights Agreement).

            (c) Concerning the Shares, the Common Stock and the BuyItNow Interests. The Shares and the BuyItNow Interests have been duly authorized. The Preferred Shares, when issued and paid for in accordance with this Agreement, the Common Shares, when issued upon conversion of the Preferred Shares or upon exercise of the Warrants, and the BuyItNow Interests, when issued upon exercise of the BuyItNow Warrants, as the case may be, will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder. There are no preemptive or similar rights of any stockholder of the Company or any other person to acquire any of the Shares. The Company has duly reserved 8,240,500 shares of Common Stock for conversion of the shares of Preferred Stock and exercise of the Warrants and the warrants issuable in connection with the Other Subscription Agreement, and such shares shall remain so reserved (subject to pro rata reduction from time to time for shares of Common Stock issued upon conversion of shares of Preferred Stock or redemption or other permitted retirement of shares of Preferred Stock), and the Company shall from time to time reserve such additional shares of Common Stock as shall be required to be reserved pursuant to the Series G Certificate of Designations and the Series H Certificate of Designations, as long as the Preferred Stock is convertible, and pursuant to the Warrants, as long as the Warrants are exercisable. The Common Stock is listed for trading on NYSE and (1) the Company and the Common Stock meet the criteria for continued listing and trading on NYSE; (2) the Company has not been notified since January 1, 1998 by the NYSE of any failure or, except as set forth on
Schedule 3(c) to this Agreement, potential failure to meet the criteria for continued listing and trading on the NYSE and

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(3) no suspension of trading in the Common Stock is in effect. The Company knows of no reason that the Common Shares will not be eligible for listing on the NYSE.

            (d) Transaction Documents. The Transaction Documents have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered by the Company and this Agreement is, and the Registration Rights Agreement, the Warrants, the BuyItNow Warrants and the Transfer Agent Agreement and the other Transaction Documents, when executed and delivered by the Company, will be, valid and binding obligations of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

            (e) Non-contravention. The execution and delivery by the Company of this Agreement and the other Transaction Documents and the consummation by the Company of the issuance of the Preferred Shares, the Warrants and the BuyItNow Warrants as contemplated by this Agreement and the other transactions contemplated by the Transaction Documents do not and will not, with or without the giving of notice or the lapse of time, or both (i) result in any violation of any terms of the Certificate of Incorporation, By-laws or other organizational documents of the Company or BuyItNow, (ii) conflict with or result in a breach by the Company or any Subsidiary or BuyItNow of any of the terms or provisions of, or constitute a default under, or result in the modification, amendment, termination or cancellation of, result in the acceleration of any obligation of the Company or any Subsidiary or BuyItNow under, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company or any Subsidiary or BuyItNow pursuant to, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any Subsidiary or BuyItNow is a party or by which the Company, any Subsidiary or BuyItNow or any of their respective properties or assets is bound or affected, (iii) violate or contravene any applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any Subsidiary or BuyItNow or any of their respective properties or assets or (iv) have any material adverse effect on any permit, certification, registration, approval, consent, license or franchise necessary for the Company or any Subsidiary or BuyItNow to own or lease and operate any of their respective properties or to conduct any of their respective businesses or the ability of the Company or any Subsidiary or BuyItNow to make use thereof.

            (f) Approvals. No authorization, approval or consent of, or filing with, any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders or members of the Company or BuyItNow is required to be obtained or made by the Company or BuyItNow for (1) the execution, delivery and performance by the Company of the Transaction Documents, (2) the execution, filing and performance by the Company of the Series G Certificate of Designations and the Series H Certificate of Designations, (3) the issuance and sale of the Preferred Shares and the issuance of the Warrants and the BuyItNow Warrants as contemplated by this Agreement, (4) the issuance of Common Shares on conversion of the Preferred Shares or upon the exercise of the Warrants and (5) the transfer of the BuyItNow Interests upon exercise of the BuyItNow Warrants, other than (u) the approvals listed on
Schedule 3(f) to this Agreement, each of which has been obtained, (v) the filing of the notification for listing of additional shares with the NYSE pursuant to
Section 4(e), (w) the filing of the Series G Certificate of Designations and the Series H Certificate of Designations with the Secretary of State of the State of Delaware, (x) registration of the resale of the Common Shares under the 1933 Act as contemplated by the Registration Rights Agreement, (y) as may be required under applicable state securities or "blue sky" laws and (z) filing of one or more Forms D with respect to the Securities as required under Regulation D.

            (g) Information Provided. The information provided by or on behalf of the Company to the Buyer in connection with the transactions contemplated by this Agreement, including, without limitation, the information referred to in
Section 2(e) of this Agreement, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, it being understood that, for purposes of this Section 3(g), any statement contained in such information shall be deemed to be modified or superseded for purposes of this Section 3(g) to the extent that a statement in any document included in such information which was prepared or filed with the SEC on a later date modifies or replaces such statement, whether or not such later prepared or filed statement so states. The Company has not filed any reports with the SEC under the Securities Exchange Act of 1934, as amended (the "1934 Act"), since March 31, 1999 other than the SEC Reports.

            (h) Absence of Certain Changes. Since March 31, 1999, there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and the Subsidiaries, taken as a whole, except as disclosed in the SEC Reports and as set forth on Schedule 3(h) to this Agreement. Except as and to the extent disclosed, reflected or reserved against in the financial statements of the Company and the notes thereto included in the SEC Reports, neither the Company nor any Subsidiary has any material (individually or in the aggregate) liabilities, debts or obligations whether accrued, absolute, contingent or otherwise, and whether due or to become due. Subsequent to March 31, 1999, neither the Company nor any Subsidiary has incurred any liabilities, debts or obligations of any nature whatsoever which are individually or in the aggregate material to the Company and the Subsidiaries, taken as a whole, other than those incurred in the ordinary course of its business or disclosed in the SEC Reports.

            (i) Absence of Certain Proceedings. Except as disclosed in the SEC Reports, there is no action, suit, proceeding, inquiry or investigation before or by any court, arbitrator, public board or body or governmental agency (collectively, an "Action") pending or, to the knowledge of the Company and the Subsidiaries, threatened against the Company or any Subsidiary, in any such case wherein an unfavorable decision, ruling or finding would have a material adverse effect on business, properties, operations, condition (financial or other), results of operations or prospects of the Company and the Subsidiaries, taken as a whole, or the transactions contemplated by the Transaction Documents or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under the Transaction Documents; neither the Company, any Subsidiary nor any director or officer thereof is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty; the Company does not have pending before the SEC any request for confidential treatment of information and to the best of the Company's knowledge no such request will be made by the Company prior to the time the Registration Statement relating to the Common Shares which is contemplated by the Registration Rights Agreement is first ordered effective by the SEC; and there has not been, and to the best of the Company's knowledge there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company.

            (j) Properties. The Company and each Subsidiary has good title to or leasehold interests in all property real and personal (tangible and intangible) and other assets owned by it, free and clear of all security interests, charges, mortgages, liens or other encumbrances, except with respect to capital lease obligations and protective filings by lessors and except such as are described in the SEC Reports and on Schedule 3(j) to this Agreement or such as do not materially interfere with the use of such property made, or proposed to be made, by the Company or any Subsidiary. The leases, licenses or other contracts or instruments under which the Company and each Subsidiary leases, holds or is entitled to use any property, real or personal, are valid, subsisting and enforceable with only such exceptions as do not materially interfere with the use of such property made, or proposed to be made, by the Company or any Subsidiary. Neither the Company nor any Subsidiary has received notice of any material violation of any applicable law, ordinance, regulation, order or requirement relating to its owned or leased properties. The Company does not have any knowledge of, and the Company has not given or received any notice of, any pending conflicts with or infringement of the rights of others with respect to any Company Proprietary Rights (as defined herein) or with respect to any license of Company Proprietary Rights. No action, suit, arbitration, or legal, administrative or other proceeding or investigation is pending, or, to the best knowledge of the Company, threatened, which involves any Company Proprietary Rights. Neither the Company nor any Subsidiary is subject to any judgment, order, writ, injunction or decree of any court or any federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any arbitrator, or has entered into or is a party to any contract which restricts or impairs the use of any such Company Proprietary Rights in a manner which would have a material adverse effect on the use by the Company or any Subsidiary of any of the Company Proprietary Rights. To the best knowledge of the Company, no Company Proprietary Rights and no services or products sold by the Company conflict with or infringe upon any proprietary rights available to any third party. Neither the Company nor any Subsidiary has received written notice of any pending conflict with or infringement upon such third-party proprietary rights. Neither the Company nor any Subsidiary has entered into any consent, indemnification, forbearance to sue or settlement agreement with respect to Company Proprietary Rights other than in the ordinary course of business. No claims have been asserted by any person with respect to the validity of the Company's or any Subsidiary's ownership or right to use the Company Proprietary Rights and, to the best knowledge of the Company, there is no reasonable basis for any such claim to be successful. To the best knowledge of the Company, except as set forth on Schedule 3(j) to this Agreement, the Company Proprietary Rights are valid and enforceable. No material registration relating to the Company Proprietary Rights has lapsed, expired or been abandoned or canceled or is the subject of cancellation or other adversarial proceedings, and all applications therefor are pending and are in good standing, except for such lapses, expirations, abandonments, cancellations, adversarial proceedings or failures to be in good standing which would not, singly or in the aggregate, have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and the Subsidiaries, taken as a whole. The Company and each Subsidiary has complied, in all material respects, with its respective material contractual obligations relating to the protection of the Company Proprietary Rights used pursuant to licenses. To the best knowledge of the Company, no person is infringing on or violating the Company Proprietary Rights. As used herein, the term "Company Proprietary Rights" means all patents, patent applications, inventions, trademarks, trade names, applications for registration of trademarks, service marks, service mark applications, domain names, copyrights, know-how, manufacturing processes, formulae, trade secrets, licenses and rights in any thereof and any other intangible property and assets which are material to the business of the Company and the Subsidiaries as now conducted, as proposed to be conducted or as described in this Agreement.

            (k) Labor Relations. Except as disclosed in the SEC Reports, no material labor problem exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company or any Subsidiary.

            (l) SEC Filings. The Company has timely filed all required forms, reports and other documents required to be filed by the Company with the SEC under the 1934 Act. All of such forms, reports and other documents complied, when filed, in all material respects, with all applicable requirements of the 1933 Act and the 1934 Act.

            (m) Absence of Brokers, Finders, Etc. No broker, finder or similar person is entitled to any commission, fee or other compensation by reason of the transactions contemplated by this Agreement other than Reedland Capital Partners and the Company shall pay, and indemnify and hold harmless the Buyer from, any claim made against the Buyer by such entity and any other person for any such commission, fee or other compensation.

            (n) No Solicitation. No form of general solicitation or general advertising was used by the Company or, to the best of its knowledge, any other person acting on behalf of the Company, in respect of or in connection with the offer and sale of the Securities. Neither the Company nor, to its knowledge, any person acting on behalf of the Company has, either directly or indirectly, sold or offered for sale to any person any of the Preferred Shares, the Warrants or the BuyItNow Warrants or, within the six months prior to the date hereof, any other similar security of the Company except as contemplated by this Agreement and the Other Subscription Agreement; and neither the Company nor any person authorized to act on its behalf will sell or offer for sale any shares of Preferred Stock, shares of Common Stock, Warrants or BuyItNow Warrants, or solicit any offers to buy any shares of Preferred Stock, shares of Common Stock, Warrants or BuyItNow Warrants, so as thereby to cause the issuance or sale of any of the Shares or the issuance of the Warrants or the BuyItNow Warrants to be in violation of Section 5 of the 1933 Act.

            (o) Certain Issuances of Securities. The Company has not issued any shares of Common Stock or shares of any series of preferred stock or other securities convertible into, exchangeable for or otherwise entitling the holder to acquire shares of Common Stock which are subject to Paragraph 312.03(c) of the NYSE Listed Company Manual as in effect from time to time or any successor, replacement or similar provision thereof or of any other market on which the Common Stock is listed for trading (the "Stockholder Approval Rule") and which would be integrated with the sale of the Preferred Shares to the Buyer or the issuance of Common Shares upon conversion thereof or upon exercise of the Warrants for purposes of the Stockholder Approval Rule.

            (p) Rights Agreement. Assuming that the Buyer does not hold any shares of Common Stock other than as acquired upon conversion of the Preferred Shares and exercise of the Warrants, the execution and delivery of this Agreement by the Company, the issuance of the Securities as contemplated by the Transaction Documents and the other transactions contemplated by the Transaction Documents will not result in the Buyer becoming an "Acquiring Person," as defined in the Rights Agreement; and the holders of the Preferred Shares and the Warrants will be entitled, with respect to the Common Shares, and the holders of the Common Shares will be entitled, in each case to the benefits available to the holders of Common Stock under the Rights Agreement.

            4. CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

            (a) Transfer Restrictions. The Company and the Buyer acknowledge and agree that (1) the Preferred Shares, the Warrants and the BuyItNow Warrants have not been and are not being registered under the provisions of the 1933 Act and, except as provided in the Registration Rights Agreement with respect to the resale of the Common Shares, the Common Shares have not been and are not being registered for resale under the 1933 Act, and the Securities may not be transferred unless (A) subsequently registered for resale thereunder or (B) the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (2) any resale of the Securities made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any such resale of Securities under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (3) neither the Company nor any other person is under any obligation to register the Securities (other than pursuant to the Registration Rights Agreement) under the 1933 Act or to comply with the terms and conditions of any exemption thereunder (other than pursuant to Section 4(d) hereof and pursuant to the Registration Rights Agreement).

            (b) Restrictive Legend. (1) The Buyer acknowledges and agrees that the Preferred Shares shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the Preferred Shares):

      The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under the Securities Act of 1933, as amended, or an opinion of counsel that registration is not required under said Act.

      The number of shares constituting the portion of the Maximum Share Amount, as defined in the Certificate of Designations of the Series __ Convertible Preferred Stock (the "Certificate of Designations"), allocated to the shares represented by this certificate for purposes of conversion thereof is ___________________.

      Section 10(b)(3)(a) of the Certificate of Designations permits a holder of the securities represented by this certificate to convert such securities in accordance with the Certificate of Designations without being required to surrender this certificate to the Company unless all of the securities represented hereby are so converted. Consequently, following conversion of any of the securities represented by this certificate, the number of shares represented by this certificate may be less than the number of shares stated hereon. Upon request of any proposed transferee of this certificate, the Company will provide confirmation of the number of shares evidenced by this certificate.

            (2) The Buyer further acknowledges and agrees that the Warrants and the BuyItNow Warrants shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the Warrants):

      The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities have been acquired for investment and may not be resold, transferred or assigned in the absence of an effective registration statement for the securities under the Securities Act of 1933, as amended, or an opinion of counsel that registration is not required under said Act.

            (3) The Buyer further acknowledges and agrees that until such time as the Common Shares have been registered for resale under the 1933 Act as contemplated by the Registration Rights Agreement, the certificates for the Common Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for the Common Shares):

      The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities have been acquired for investment and may not be resold, transferred or assigned in the absence of an effective registration statement for the securities under the Securities Act of 1933, as amended, or an opinion of counsel that registration is not required under said Act.

            (4) Once the Registration Statement required to be filed by the Company pursuant to Section 2 of the Registration Rights Agreement has been declared effective, thereafter (1) upon request of the Buyer the Company will substitute certificates without restrictive legend for certificates for any Common Shares issued prior to the date such Registration Statement is declared effective by the SEC which bear such restrictive legend and remove any stop-transfer restriction relating thereto promptly, but in no event later than three Trading Days (as defined in the Series G Certificate of Designations and the Series H Certificate of Designations) after surrender of such certificates by the Buyer and (2) so long as the Registration Statement remains effective, the Company shall not place any restrictive legend on certificates for Common Shares issued on conversion of the Preferred Shares or upon exercise of the Warrants or impose any stop-transfer restriction thereon.

            (c) Registration Rights Agreement. The parties hereto agree to enter into the Registration Rights Agreement in the form attached hereto as Annex V on or before the Closing Date.

            (d) Form D. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Buyer promptly after such filing. The Buyer agrees to cooperate with the Company in connection with such filing and, upon request of the Company, to provide all information relating to the Buyer reasonably required for such filing.

            (e) Authorization for Trading; Reporting Status. Within three Business Days after the Closing Date, the Company shall file a notification for listing of additional shares with the NYSE relating to the Common Shares and shall provide evidence of such filing to the Buyer. So long as the Buyer beneficially owns any of the Preferred Shares, the Warrants or the Common Shares, the Company shall file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the 1934 Act and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

            (f) Use of Proceeds. The Company does not own or have any present intention of acquiring any "margin stock" as defined in Regulation G (12 CFR
Part 207) of the Board of Governors of the Federal Reserve System ("margin stock"). The proceeds of sale of the Preferred Shares will be used for general working capital purposes and in the operation of the Company's business. None of such proceeds will be used, directly or indirectly (1) to make any loan to or investment in any other person (other than financing the Company's subsidiaries and affiliates in the ordinary course of business or in connection with an acquisition of another corporation or business or assets of another corporation or business) or (2) for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any margin stock or for the purpose of maintaining, reducing or retiring any indebtedness which was originally incurred to purchase or carry any stock that is currently a margin stock or for any other purpose which might constitute the transactions contemplated by this Agreement a "purpose credit" within the meaning of such Regulation G. Neither the Company nor any agent acting on its behalf has taken or will take any action which might cause this Agreement or the transactions contemplated hereby to violate Regulation G, Regulation T or any other regulation of the Board of Governors of the Federal Reserve System or to violate the 1934 Act, in each case as in effect now or as the same may hereafter be in effect.

            (g) Blue Sky Laws. On or before the Closing Date, the Company shall take such action as shall be necessary to qualify, or to obtain an exemption for, the Preferred Shares for sale to the Buyer and the Warrants and the BuyItNow Warrants for issuance to the Buyer pursuant to this Agreement, the Common Shares for issuance to the Buyer on conversion of the Preferred Shares and exercise of the Warrants, and the BuyItNow Interests on exercise of the BuyItNow Warrants under such of the securities or "blue sky" laws of jurisdictions as shall be applicable to the sale of the Preferred Shares and the issuance of the Warrants and the BuyItNow Warrants pursuant to this Agreement and the issuance to the Buyer of Common Shares on conversion of the Preferred Shares and exercise of the Warrants, and the BuyItNow Interests on exercise of the BuyItNow Warrants. The Company shall furnish copies of all filings, applications, orders and grants or confirmations of exemptions relating to such securities or "blue sky" laws on or prior to the Closing Date.

            (h) Certain Expenses. Upon the Closing, the Company shall pay or reimburse the Buyer for all reasonable expenses (including, without limitation, legal fees and expenses of counsel to the Buyer and the Buyer's due diligence expenses) not in excess of $40,000 incurred by the Buyer in connection with this Agreement and the transactions contemplated hereby. In addition, the Company shall pay on demand all expenses incurred by the Buyer, including reasonable attorneys' fees and expenses, as a consequence of, or in connection with (1) the negotiation, preparation or execution of any amendment, modification or waiver of any of the Transaction Documents requested by the Company, (2) any default or breach of any of the Company's obligations set forth in any of the Transaction Documents and (3) the enforcement or restructuring of any right of, including the collection of any payments due, the Buyer under any of the Transaction Documents, including any action or proceeding relating to such enforcement, or any order, injunction or other process seeking to restrain the Company from paying any amount due the Buyer, in which the Buyer prevails.

            Certain Issuances of Securities. (1) Unless the Company obtains the Stockholder Approval (as defined in the Series G Certificate of Designations and the Series H Certificate of Designations) or a waiver thereof from the NYSE, the Company will not issue any shares of Common Stock or shares of any other series of preferred stock or other securities convertible into, exchangeable for, or otherwise entitling the holder to acquire, shares of Common Stock which would be subject to the requirements of the Stockholder Approval Rule and which would be integrated with the sale of the Preferred Shares and issuance of the Warrants to the Buyer or the issuance of Common Shares upon conversion of the Preferred Shares or upon exercise of the Warrants for purposes of the Stockholder Approval Rule.

            During the period from the date of this Agreement to the later of
(i) the date which is one year after the Closing Date and (ii) the date on which the Registration Statement shall have been effective with the SEC for 270 consecutive days, the Company shall not offer, sell, contract to sell or issue (or engage any person to assist the Company in taking any such action) (A) any security (whether debt or equity) with conversion or exchange terms similar in nature to the conversion rights of the Preferred Stock or (B) any equity securities or securities convertible into, exchangeable for or otherwise entitling the holder to acquire, any Common Stock at a price below the market price of the Common Stock on the date of such issuance or the date of conversion, exchange or other exercise thereof (or below an average market price for a reasonable period prior to such issuance, conversion, exchange or other exercise); provided, however, that nothing in this Section 4(i)(2) shall prohibit the Company from issuing securities (u) if the conditions set forth in clause (A) of the proviso to the definition of the term "Conversion Price" in the Series H Certificate of Designations are met, and this Section 4(i)(2) shall thereupon terminate and have no further force and effect, (v) for aggregate gross proceeds to the Company of up to $7,500,000 in one or more transactions if the conditions set forth in clause (A) of the proviso to the definition of "Conversion Price" in the Series G Certificate of Designations are met prior to the first of such transactions, (w) pursuant to compensation plans for employees, directors, officers, advisers or consultants of the Company and in accordance with the terms of such plans as in effect as of the date of this Agreement, (x) upon exercise of conversion, exchange, purchase or similar rights issued, granted or given by the Company and outstanding as of the date of this Agreement and disclosed in the SEC Reports or this Agreement, (y) pursuant to a public offering underwritten on a firm commitment basis registered under the 1933 Act or (z) as part of a transaction involving a strategic alliance, acquisition of stock or assets, merger, collaboration, joint venture, partnership or other similar arrangement of the Company with another corporation, partnership or other business entity which is engaged in a business similar to, related to, or complementary to the business of the Company, so long as in the case of this clause (z) the Board of Directors by resolution duly adopted (and a copy of which shall be furnished to the Buyer promptly after adoption) determines that such issuance is fair to the holders of each class and series of capital stock of the Company and to the Buyer in respect of its equity interest in the Company that is represented by the Preferred Shares and the Warrants.

            (j) Certain Trading Restrictions. So long as the Company is in compliance in all material respects with its obligations to the Buyer under the Transaction Documents, the Buyer agrees that from the date of this Agreement until the date the Registration Statement is declared effective by the SEC, it will not engage in any short sales or other hedging transactions relating to the Common Stock.

            (k) BuyItNow Interests. Within 15 Business Days after the Closing Date, the Company shall obtain, and thereafter the Company shall maintain, sole possession of certificates representing the full amount of BuyItNow Interests issuable from time to time upon exercise of the BuyItNow Warrants. The BuyItNow Interests and the certificates therefor shall at all times be free and clear of any lien, encumbrance or restrictive legend other than applicable legends restricting transfer under the 1933 Act.

            (l) Best Efforts. Each of the parties shall use its best efforts timely to satisfy each of the conditions to the other party's obligations to sell and purchase the Preferred Shares set forth in Section 6 or 7, as the case may be, of this Agreement on or before the Closing Date.

            5. TRANSFER AGENT AGREEMENT; CONVERSION PROCEDURE.

            (a) Transfer Agent Agreement. Prior to the Closing Date, the Company will (1) execute and deliver the Transfer Agent Agreement in the form attached hereto as Annex VI and thereby irrevocably instruct, ChaseMellon Shareholder Services, L.L.C., as Transfer Agent and Registrar (the "Transfer Agent"), to issue certificates for the Common Shares from time to time upon conversion of the Preferred Shares and exercise of the Warrants in such amounts as specified from time to time to the Transfer Agent in the Notices of Conversion surrendered in connection with such conversions and referred to in Section 5(b) of this Agreement and the Form of Subscription in the form attached to the Warrants and
(2) appoint the Transfer Agent the conversion agent for the Preferred Stock and the exercise agent for the Warrants. The certificates for the Common Shares may bear the restrictive legend specified in Section 4(b) of this Agreement prior to registration of the resale of the Common Shares under the 1933 Act. The certificates for the Common Shares shall be registered in the name of the Buyer or its designee and in such denominations to be specified by the Buyer in connection with each conversion of Preferred Shares or exercise of the Warrants. The Company warrants that no instruction other than (x) such instructions referred to in this Section 5, (y) stop transfer instructions to give effect to
Section 4(a) prior to registration of the resale of the Common Shares under the 1933 Act and (z) the instructions required by Section 3(n) of the Registration Rights Agreement will be given by the Company to the Transfer Agent and that the Common Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement. Nothing in this
Section 5(a) shall limit in any way the

Buyer's obligations and agreement to comply with the registration requirements of the 1933 Act upon resale of the Common Shares. If the Buyer provides the Company with an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company and its legal counsel, that registration of a resale by the Buyer of any of the Securities is not required under the 1933 Act, the Company shall permit the transfer of such Securities and, in the case of the Common Shares, in accordance with clause (1)(B) of Section 4(a) of this Agreement, promptly instruct the Transfer Agent to issue upon transfer one or more share certificates in such name and in such denominations as specified by the Buyer within three Business Days after receipt of such opinion. Nothing in this Section 5(a) shall limit the obligations of the Company under Section 3(n) of the Registration Rights Agreement.

            (b) Conversion Procedure. In connection with the exercise of conversion rights relating to the Preferred Shares, the Buyer or any subsequent holder of the Preferred Shares shall complete, sign and furnish to the Transfer Agent, and on the same day furnish to the Company a copy of, (1) in the case of conversion of Series G Preferred Shares, a Notice of Conversion of Series G Convertible Preferred Stock in the form attached hereto as Annex VII, which actions shall be deemed to satisfy all requirements of the Series G Certificate of Designations and (2) in the case of conversion of the Series H Preferred Shares, a Notice of Conversion of Series H Convertible Preferred Stock in the form attached hereto as Annex VIII, which actions shall be deemed to satisfy all requirements of the Series H Certificate of Designations.

            6. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL AND ISSUE.

            The Buyer understands that the Company's obligation to sell the Preferred Shares and issue the Warrants and the BuyItNow Warrants to the Buyer pursuant to this Agreement is conditioned upon the satisfaction of the following conditions precedent on or before the Closing Date (any or all of which may be waived by the Company in its sole discretion):

            (a) The receipt and acceptance by the Company of this Agreement as evidenced by execution of this Agreement by the Company and delivery of an executed counterpart of this Agreement to the Buyer or its legal counsel; and

            (b) The accuracy on the Closing Date of the representations and warranties of the Buyer contained in this Agreement as if made on the Closing Date and the performance by the Buyer on or before the Closing Date of all covenants and agreements of the Buyer required to be performed on or before the Closing Date.

            7. CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

            The Company understands that the Buyer's obligation to purchase the Preferred Shares and acquire the Warrants and the BuyItNow Warrants on the Closing Date is conditioned upon the satisfaction of the following conditions precedent on or before the Closing Date (any or all of which may be waived by the Buyer in its sole discretion):

            (a) The accuracy on the Closing Date of the representations and warranties of the Company contained in this Agreement as if made on the Closing Date and the performance by the Company on or before the Closing Date of all covenants and agreements of the Company required to be performed on or before the Closing Date, and receipt by the Buyer of a certificate, dated the Closing Date, of the Chief Financial Officer of the Company confirming such matters and such other matters as the Buyer may reasonably request;

            (b) The receipt by the Buyer of confirmation of the filing with the Secretary of State of the State of Delaware of each of the Series G Certificate of Designations and the Series H Certificate of Designations;

            (c) The receipt by the Buyer of a certificate, dated the Closing Date, of the Secretary of the Company certifying (1) the Certificate of Incorporation and By-Laws of the Company as in effect on the Closing Date and
(2) all resolutions of the Board of Directors (and committees thereof) of the Company relating to this Agreement and the transactions contemplated hereby;

            (d) The Transfer Agent shall have executed and delivered the Transfer Agent Agreement in the form attached hereto as Annex VI;

            (e) Receipt by the Buyer on the Closing Date of an opinion of Klehr, Harrison, Harvey, Branzburg & Ellers LLP, counsel for the Company, dated the Closing Date, in form, scope and substance reasonably satisfactory to the Buyer, to the effect set forth in Annex IX attached hereto; and

            Receipt by the Buyer on the Closing Date of opinions with respect to
(1) Quantum International Limited, a United Kingdom corporation, (2) Quantum Prestige Pty. LED., a New Zealand corporation, (3) Suzanne Paul Pty. "Holdings" LED., an Australian corporation, and (4) Quantum International Japan Company LED., a Japanese corporation, in form, scope and substance reasonably satisfactory to the Buyer, to the effect set forth in Annexes X, XI, XII AND XIII, respectively, attached hereto.

            8. MISCELLANEOUS.

            (a) Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware.

            (b) Counterparts. This Agreement may be executed in counterparts and by the parties hereto on separate counterparts, all of which together shall constitute one and the same instrument. A facsimile transmission of this Agreement bearing a signature on behalf of a party hereto shall be legal and binding on such party. Although this Agreement is dated as of the date first set forth above, the actual date of execution and delivery of this Agreement by each party is the date set forth below such party's signature on the signature page hereof. Any reference in this Agreement or in any of the documents executed and delivered by the parties hereto in connection herewith to (1) the date of execution and delivery of this Agreement by the Buyer shall be deemed a reference to the date set forth below the Buyer's signature on the signature page hereof, (2) the date of execution and delivery of this Agreement by the Company shall be deemed a reference to the date set forth below the Company's signature on the signature page hereof and (3) the date of execution and delivery of this Agreement or the date of execution and delivery of this Agreement by the Buyer and the Company shall be deemed a reference to the later of the dates set forth below the signatures of the parties on the signature page hereof.

            (c) Headings, etc. The headings, captions and footers of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

            (d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

            (e) Amendments. No amendment, modification, waiver, discharge or termination of any provision of this Agreement nor consent to any departure by the Buyer or the Company therefrom shall in any event be effective unless the same shall be in writing and signed by the party to be charged with enforcement, and then shall be effective only in the specific instance and for the purpose for which given. No course of dealing between the parties hereto shall operate as an amendment of this Agreement.

            (f) Waivers. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, or any course of dealings between the parties, shall not operate as a waiver thereof or an amendment hereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or exercise of any other right or power.

            (g) Notices. Any notices required or permitted to be given under the terms of this Agreement shall be delivered personally (which shall include telephone line facsimile transmission with answer back confirmation) or by courier and shall be effective upon receipt, in the case of the Company addressed to the Company at its address shown in the introductory paragraph of this Agreement, Attention: Chief Financial Officer (telephone line facsimile transmission number (818) 461-6530, with a copy to Klehr, Harrison, Harvey, Branzburg & Ellers LLP, 260 South Broad Street, Philadelphia, Pennsylvania, 19102-5003, Attention: Stephen T. Burdumy, Esq. and William W. Matthews, III, Esq. (telephone line facsimile transmission number (215) 568-6603) or, in the case of the Buyer, at its address or telephone line facsimile transmission number shown on the signature page of this Agreement, with a copy to Genesee International, Inc., 10500 N.E. 8th Street, Suite 1920, Bellevue, Washington 98004-4332 (telephone line facsimile transmission number (425) 462-4645) or such other address or telephone line facsimile transmission number as a party shall have provided by notice to the other party in accordance with this provision. The Buyer hereby designates as its address for any notice required or permitted to be given to the Buyer pursuant to the Series G Certificate of Designations and the Series H Certificate of Designations the address shown on the signature page of this Agreement, with a copy to: Advantage Fund II LED., c/o Genesee International, Inc., 10500 N.E. 8th Street, Suite 1920, Bellevue, Washington 98004-4332 (telephone line facsimile transmission number (425) 462-4645), until the Buyer shall designate another address for such purpose.

            (h) Assignment. Prior to the Closing Date, the Buyer may not assign its rights and obligations under this Agreement. Any transfer of the Preferred Shares, the Warrants or the BuyItNow Warrants by the Buyer after the Closing Date shall be made only to "accredited investors" as defined in Regulation D and in accordance with Section 4(a). After the Closing Date, the Buyer shall have the right to assign its rights and obligations under this Agreement in connection with any transfer of the Buyer's rights under the Registration Rights Agreement by compliance with the provisions of Section 9 of the Registration Rights Agreement.

            (i) Survival of Representations and Warranties. The respective representations, warranties, covenants and agreements of the Buyer and the Company contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall survive the delivery of and payment for the Preferred Shares and shall remain in full force and effect regardless of any investigation made by or on behalf of them or any person controlling or advising any of them.

            (j) Entire Agreement. This Agreement and its Schedules and Annexes set forth the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, whether written or oral, with respect thereto.

            (k) Termination. The Buyer shall have the right to terminate this Agreement by giving notice to the Company at any time at or prior to the Closing Date if:

            (1) the Company shall have failed, refused, or been unable at or prior to the date of such termination of this Agreement to perform any of its obligations hereunder;

            (2) any other condition of the Buyer's obligations hereunder is not fulfilled; or

            (3) the Closing shall not have occurred on a Closing Date on or before March 22, 2000, other than solely by reason of a breach of this Agreement by the Buyer.

Any such termination shall be effective upon the giving of notice thereof by the Buyer. Upon such termination, the Buyer shall have no further obligation to the Company hereunder and the Company shall remain liable for any breach of this Agreement or the other documents contemplated hereby which occurred on or prior to the date of such termination.

            (l) Further Assurances. Each party to this Agreement will perform any and all acts and execute any and all documents as may be necessary and proper under the circumstances in order to accomplish the intents and purposes of this Agreement and to carry out its provisions.

            (m) Public Statements, Press Releases, Etc. The Company and the Buyer shall have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Buyer, to make any press release or other public disclosure with respect to such transactions as is required by applicable law or NYSE regulation (although the Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).

            (n) Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

            IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyer and the Company by their respective officers or other representatives thereunto duly authorized on the respective dates set forth below.

NUMBER OF SERIES G SHARES: 3,000         NUMBER OF SERIES H SHARES: 3,000

PRICE PER SHARE: $1,000.00               PRICE PER SHARE:  $1,000.00

PURCHASE PRICE:  $3,000,000.00           PURCHASE PRICE: $3,000,000.00

                  TOTAL PURCHASE PRICE: $6,000,000.00

                                      ADVANTAGE FUND II LTD.

                                      By:  Genesee International, Inc.,
                                               as General Manager


                                      By:_______________________________________
                                                     Donald R. Morken
                                                        President

                                      Date:_____________________________________

                                      Address: c/o CITCO
                                                Kaya Flamboyan 9
                                                Curacao, Netherlands Antilles

                                      Facsimile No.:  011-599-9732-2008

                                      e4L, INC.


                                      By:_______________________________________
                                                     Daniel M. Yukelson
                                                  Executive Vice President

                                      Date:_____________________________________

                                    Exhibit A

                          BuyItNow Registration Rights


                                      -17-